                                                                    EXHIBIT 99.3


February 12, 2001

Hugh Ward
Office of the United States Trustee
Curtis Center, Suite 950 West
601 Walnut Street
Philadelphia, Pennsylvania 19106

Dear Mr. Ward:

     Re:  Monthly Operating Report
          L&H Holdings USA, Inc.
          Case No. 00-4399 (JHW)
          District of Delaware

     Enclosed is the Monthly Operating Report of L&H Holdings USA, Inc. for the period of December 1, 2000 through December 31, 2000.

     Please contact me with any questions or comments.

Yours truly,

L&H HOLDINGS USA, INC.


/s/ Allan Forsey

Allan Forsey
Vice President-Finance
L&H Holdings USA, Inc.

cc:  Clerk of the Bankruptcy Court
     Luc A. Despins                     Milbank, Tweed, Hadley & McCloy
     Allan S. Brilliant                 Milbank, Tweed, Hadley & McCloy
     Matthew S. Barr                    Milbank, Tweed, Hadley & McCloy
     Robert Dehney                      Morris, Nichols, Arsht & Tunnell
     Claude Gonthier                    Liedekerke Wolters Waelbroeck
                                          Kirpatrick & Cerfontaine
     Daniel H. Golden                   Akin, Gump, Strauss, Hauer & Feld, LL
     Bill Lenhart                       BDO Siedman
     Frans Samyn                        BDO

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
               FOR THE PERIOD OF DECEMBER 1 - DECEMBER 31, 2000


          Debtor Name:   L&H Holdings USA, Inc.
          Case Number:   Case No. 00-4399 (JHW)


          As Vice President - Finance of L&H Holdings USA, Inc. ("Holdings"), a corporation organized under the laws of the State of Delaware as the debtor and debtor in possession in the above-referenced Chapter 11 case (the "Debtor"), I hereby affirm that:

          1. I have reviewed the following statements (the "Statements") attached hereto, consisting of a:

               .    Balance Sheet
               .    Statement of Operations
               .    Statement of Cash Flows
               .    Summary of Bank Accounts
               .    Statement of Payments to Insiders

          2. The Statements have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect to Debtor's financial activity for the applicable period.

          3. The insurance described in Section 3 of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Operating Guidelines") remains in force.

          4. All postpetition taxes, as described in Section 4 of the Operating Guidelines, are current and have been paid in the ordinary course of business.

          5. No professional fees have been paid in connection with applications submitted to the court or in the ordinary course.

          The attached Statements were prepared by Holdings under my direction and supervision. Holdings verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct. Please be advised that the attached Statements may be subject to certain closing adjustments as well as other modifications. If any of the attached figures are restated or modified, an amended operating report will be filed with the U.S. Trustee.



Dated: February 12, 2001                /s/ Allan Forsey
                                        ----------------------------------------
                                        Allan Forsey
                                        Vice President - Finance
                                        L&H Holdings USA, Inc.

L & H HOLDINGS USA, INC.
MONTHLY OPERATING REPORT

                           L & H HOLDINGS USA, INC.
                            (Debtor in Possession)
                                 BALANCE SHEET
                            AS OF DECEMBER 31, 2000
                                  (Unaudited)


ASSETS                                                                             ($000s)
                                                                                   -------
Current Assets:
     Cash & Cash Equivalents                                                     $     564
     Accounts Receivable - Trade                                                        50
     Inventories                                                                     1,831
     Prepaids & Other Current Assets                                                   533
                                                                                 ---------
Total Current Assets                                                                 2,978
                                                                                 ---------

Property, Plant and Equipment                                     $  12,247
     Less: Accumulated Depreciation                                 (10,648)
                                                                  ---------
Property, Plant and Equipment (Net)                                                  1,599
Investment in Affiliated Companies (cost)                                          193,555
Goodwill, net                                                                      401,245
                                                                                 ---------
TOTAL ASSETS                                                                     $ 599,377
                                                                                 =========

LIABILITIES
Current Liabilities:
     Accounts Payable - Trade                                                    $     610
     Accrued Liabilities                                                             8,043
     Deferred Revenue                                                                2,918
                                                                                 ---------
Total Current Liabilities                                                           11,571
                                                                                 ---------

Liabilities Subject to Compromise under Chapter 11 (Note 4)                        476,772

Borrowing under GECC DIP Facility:
     Amount due to Dictaphone Corporation (Note 3)                                     183
Long-Term Deferred Revenue                                                           3,112
                                                                                 ---------
TOTAL LIABILITIES                                                                  491,638
                                                                                 ---------

STOCKHOLDER'S EQUITY
     Common Stock                                                                        -
     Capital in Excess of Par Value                                                184,120
     Accumulated Deficit                                                           (76,381)
                                                                                 ---------
TOTAL STOCKHOLDER'S EQUITY                                                         107,739
                                                                                 ---------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                       $ 599,377
                                                                                 =========

L&H HOLDINGS USA, INC.
Case No. 00-4399 (JHW)
MONTHLY OPERATING REPORT

                           L & H HOLDINGS USA, INC.
                            (Debtor in Possession)
                            STATEMENT OF OPERATIONS
                     FOR THE MONTH ENDED DECEMBER 31, 2000
                                  (Unaudited)

                                                             ($000s)
                                                             -------
     REVENUE
          Product Sales                                     $  1,871
          Royalties                                              822
          Other                                                   63
                                                            --------
     Total Revenue                                             2,756
                                                            --------

     COST OF SALES
          Cost of Sales                                          455
                                                            --------
     Total Cost of Sales                                         455
                                                            --------

     Gross Profit                                              2,301
                                                            --------

     EXPENSE
          Selling, General & Administrative                    1,216
          Research & Development                                 845
          Depreciation & Amortization                            100
          Goodwill Amortization                                7,571
          Other                                                  507
                                                            --------
     Total Expense                                            10,239

                                                            --------
     Net Loss                                               $ (7,938)
                                                            ========

L & H HOLDINGS USA, INC.
MONTHLY OPERATING REPORT

                           L & H HOLDINGS USA, INC.
                            (Debtor in Possession)
                            STATEMENT OF CASH FLOWS
                     FOR THE MONTH ENDED DECEMBER 31, 2000
                                  (Unaudited)

                                                                        ($000s)
                                                                        -------

OPERATING ACTIVITIES
Net Loss                                                              $  (7,938)
     Adjustments to reconcile net loss to net
          cash used in operating activities:
          Depreciation & Amortization                                     7,671

     Changes in Assets & Liabilities:
          Accounts Receivable                                              (905)
          Inventories                                                       261
          Other Current Assets                                             (108)
          Accounts Payable & Accrued Liabilities                             86
          Other Assets & Liabilities                                       (153)

                                                                      ---------
Net Cash used in Operating Activities                                    (1,086)
                                                                      ---------

INVESTING ACTIVITIES
     Net Investment in Fixed Assets                                           -

                                                                      ---------
Net Cash provided by Investing Activities                                     -
                                                                      ---------

FINANCING ACTIVITIES
     Borrowing under the GECC DIP Facility                                  183

                                                                      ---------
Net Cash provided by Financing Activities                                   183
                                                                      ---------

(Decrease) in cash during the period                                  $    (903)
                                                                      =========

Cash, beginning of period                                                 1,467
Cash, end of period                                                         564

                                                          Case No. 00-4399 (JHW)

                            L&H HOLDINGS USA, INC.
                       NOTES TO MONTHLY OPERATING REPORT


1. The monthly operating report of L&H Holdings USA, Inc. ("Holdings") includes only the assets, liabilities and operations of Holdings and excludes any of its subsidiaries. Assets and liabilities are stated at their historical cost; thus, such amounts do not reflect their fair market value.

2. The financial information is unaudited and is subject to further review and potential adjustment. Holdings has not yet determined the amount, if any, of royalties due to or from Lernout & Hauspie Speech Products N.V. ("L&H NV"), Dictaphone Corporation ("Dictaphone") or any of their subsidiaries. In addition, Holdings has not yet completed its review of cash disbursements to determine the portion of any such disbursements that should be allocated to L&H NV or Dictaphone or any of their subsidiaries. Holdings has not yet recorded its share of interest and fees related to its borrowing under the GE Capital Corporation ("GECC") DIP Facility. As Holdings closes its books and evaluates the net realizable value of its assets, including receivables, other adjustments may be required.

3. Each of Holdings, L&H NV and Dictaphone are jointly and severally liable for amounts due to GECC under the GECC DIP Facility. Therefore, any of these entities could be called upon to pay the full amount outstanding under such facility, and any of them was able to use the funds borrowed from GECC. However, for ease of reference, Dictaphone's Monthly Operating Report reflects the $10.0 million borrowed from GECC (plus GECC DIP fees of $530,000 that were added to the principal borrowed) as a liability of Dictaphone, reduced by any use made of a portion of this amount by L&H NV and Holdings. Holdings borrowed $183,000 under the GECC DIP Facility as of December 31, 2000. Dictaphone will allocate all interest and fees under the DIP only to those entities that have used the proceeds of the DIP, including Holdings, in accordance with the related Bankruptcy Court Order. Such allocations have not yet been made.

4.   Liabilities subject to compromise under Chapter 11 include the following:

                                                            ($000s)
                                                            -------
          Accounts Payable - Trade                        $   5,178
          Other Current Liabilities                          11,958
          Net Accounts Payable - Intercompany (*)           459,636
                                                          ---------
          TOTAL                                           $ 476,772
                                                          =========

          * Includes the value of L&H NV stock issued by L&H NV on behalf of Holdings in connection with Holdings' acquisition of Dragon Systems, Inc.

L&H HOLDINGS USA, INC.
Case No. 00-4399(JHW)
Summary of Bank Accounts
As of December 31, 2000
(in US)

                                                                                 ($000s)
Bank Name                       Account #      Description                    Book Balance
---------                       ---------      -----------                    ------------
Fleet                           387-18363      Zero balance sweep             $          -
                                               account for payroll

Fleet                            13926069      Zero balance sweep                        -
                                               account for credit card
                                               payments

Fleet                           387-18355      Operating account which                564
                                               sweeps any remaining
                                               balances from the payroll
                                               and credit card bank

Fleet                         941585-3014      Bank account no longer used               -

Morgan Stanley Dean Witter      593112121      Brokerage account which is                -
                                               no longer used and balance
                                               is zero
                                                                              ------------

                                Total                                         $        564
                                                                              ============



                                                                      02/12/2001

L&H HOLDINGS USA, INC.
Case No. 00-4399 (JHW)
Statement of Payments to Insiders
For the Month Ended December 31, 2000
(in US $)

Name                               Gross Pay      Reason
----                               ---------      ------

Shagoury, John D.                  $   24,038     Salary
Shagoury, John D.                       1,363     Expense Reimbursement

McCann, Jeanne F.                      19,231     Salary

Bamberg, Paul G.                        9,423     Salary
Bamberg, Paul G.                       11,307     Vacation Payout
Bamberg, Paul G.                        1,271     Expense Reimbursement
Bamberg, Paul G.                          724     Expense Reimbursement

Gillick, Laurence S.                   19,907     Salary
Gillick, Laurence S.                   12,663     Vacation Payout

Roth, Robert S.                        14,247     Salary
Roth, Robert S.                           450     Expense Reimbursement
                                   ----------
  Total Payments to Insiders
                                   $  114,624
                                   ==========



                                                                      02/12/2001